Exhibit 99.1

FibroBiologics Announces Direct Listing on NASDAQ Under the Stock Ticker FBLG

HOUSTON, January 31, 2024 – FibroBiologics, Inc. (NASDAQ: FBLG) (“FibroBiologics”), a clinical-stage biotechnology company focused on the development of therapeutics and potential cures for chronic diseases using fibroblasts and fibroblast-derived materials, announced that trading of the FibroBiologics stock commenced today on Nasdaq under the stock ticker FBLG.

The statement was made in connection with FibroBiologics’ registration statement on Form S-1 (File No.: 333-275361) filed with the U.S. Securities and Exchange Commission (SEC) on November 7, 2023. The registration statement was declared effective on January 24, 2024.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning FibroBiologics’ possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether FibroBiologics will generate returns for stockholders. These forward-looking statements are based on FibroBiologics’ management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside FibroBiologics’ management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements, including those set forth in the Risk Factors section of FibroBiologics’ Registration Statement for the Direct Offering filed with the SEC. Copies are available on the SEC’s website, www.sec.gov. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could cause the Registration Statement to not become effective; (b) the ability of FibroBiologics to continue to meet Nasdaq listing requirements; (c) the ability to effectively manage the business as a result of the super-voting proxy given to the Board of Directors. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and FibroBiologics assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. FibroBiologics gives no assurance that it will achieve its expectations.

About FibroBiologics

Based in Houston, FibroBiologics is a cell therapy, regenerative medicine company developing a pipeline of treatments and potential cures for chronic diseases using fibroblast cells and fibroblast-derived materials. FibroBiologics holds 150+ US and internationally issued patents/patents pending across various clinical pathways, including disc degeneration, orthopedics, multiple sclerosis, wound healing, reversing organ involution, and cancer. FibroBiologics represents the next generation of medical advancement in cell therapy. For more information, visit www.FibroBiologics.com.

Investor Relations:

Nic Johnson or Harrison Seidner, Ph.D.

Russo Partners

(646) 942-5599

fibrobiologicsIR@russopr.com

Media Contact:

Liz Phillips

Russo Partners

(347) 956-7697

Elizabeth.phillips@russopartnersllc.com

General Inquiries:

info@fibrobiologics.com